FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2019
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

NOTE 16 – FAIR VALUE MEASUREMENTS

Financial assets and liabilities of the Company primarily comprise of cash and cash equivalents, time deposits, short term investments, accounts receivable, other receivables, loan receivable, accounts payable, and other payables and accrued expenses. Management used the following methods and assumptions to estimate the fair value of financial assets and liabilities at the relevant balance sheet dates:

Fair Value of Financial Instruments

Short term financial assets and liabilities (including cash and cash equivalents, time deposits, accounts receivable, loan receivable, other receivables,accounts payable, and other payables and accrued expenses) – The carrying amounts of the short term financial assets and liabilities approximate their fair values because of the short maturity of these instruments.

Loan receivable – The carrying amounts of loan receivable approximate their fair value. The fair value is estimated using discounted cash flow analysis based on the borrower’s incremental borrowing rates for similar borrowing.

Recurring Fair Value Measurements

The Company elects the fair value option to account for short term investments. The Company values its short term investments using the effective interest method with inputs of annualized rate of return provided by issuing banks. The annualized rate of return range from 2.80% to 4.00% depending on the amount and time period invested. The Company classifies the valuation techniques that use these inputs as Level 2.